Exhibit 4.1

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

NUMBER

SHARES

COSMOS GROUP

COSMOS GROUP HOLDINGS INC.
天元集團國際控股有限公司

2,000,000,000 SHARES AUTHORIZED COMMON STOCK
$0.001 PAR VALUE

Cusip No. 221411 10 1

SAMPLE

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

~ SHARES OF ***COSMOS GROUP HOLDINGS, INC.*** COMMON STOCK ~
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

CORPORATE Seal

PRESIDENT

Countersigned:
Standard Registrar & Transfer Company, Inc.
12528 South 1840 East
Draper, Utah 84020

By ______________________
Authorized Signature

© Lakeview Printing (801) 292-4711

1

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT — Custodian
TEN ENT— as tenants by the entireties	(Gust) (Minor)
under Uniform Gifts to Minors
JT TEN — as joint tenants with right of survivorship and not as tenants in common	Act______
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,__________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE

_______________________________________ Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

__________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________________

Signature

NOTICE: The signature in this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature Guaranteed By: _______________________________
(Please have signature guaranteed by a National Bank through its officer or by a member firm of a major stock exchange.)